                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:  March 10, 1994



                         ADVANCED MICRO DEVICES, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                       1-7882                  94-1692300
- ------------------------------        ------------           -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

              One AMD Place
              P.O. Box 3453
          Sunnyvale, California                                       94088-3453
- ---------------------------------------                               ----------
(Address of principal executive office)                               (Zip Code)


Registrant's telephone number, including area code:               (408) 732-2400

Item 5  Other Events
- ------  ------------

I.  Litigation
    ----------

     A.  Intel
         -----

         General
         -------

     Advanced Micro Devices, Inc. ("AMD" or "Corporation") and Intel Corporation ("Intel") are engaged in a number of legal proceedings involving AMD's x86 products. The current status of such legal proceedings are described below. An unfavorable decision in the 287, 386 or 486 microcode cases could result in a material monetary award to Intel and/or preclude AMD from continuing to produce those Am386(Registered Trademark) and Am486(Trademark) products adjudicated to contain any copyrighted Intel microcode. The Am486 products are a material part of the Company's business and profits and such an unfavorable decision could have an immediate, materially adverse impact on the financial condition and results of the operations of AMD.

     The AMD/Intel legal proceedings involve multiple interrelated and complex issues of fact and law. The ultimate outcome of such legal proceedings cannot presently be determined. Accordingly, no provision for any liability that may result upon an adjudication of any of the AMD/Intel legal proceedings has been made in the Corporation's financial statements.

     On March 10, 1994, a federal court jury in San Jose, California returned verdicts in the 287 microcode litigation discussed in A.2 below finding that a 1976 patent and copyright agreement between AMD and Intel (the "1976 Agreement") granted AMD rights to sell microchips containing Intel microcodes. The Court entered a judgment on the verdicts in AMD's favor on March 11, 1994. Prior to the jury's determination, AMD and Intel agreed that the jury's verdicts would be determinative of the question whether the 1976 Agreement grants AMD the right to copy microcodes contained in Intel microprocessors and peripheral microchips, including not only the 287 math co-processor, but generally as to all microprocessors and peripheral microchips, specifically including the 386 and 486 microprocessors.

     Intel has indicated that it intends to appeal the verdicts in the 287 case and it is expected that the appeal process will take at least one year. It is AMD's expectation that Intel, notwithstanding the March 10, 1994 verdicts or any other ruling adverse to Intel in the pending legal proceedings with AMD, will continue to pursue the remaining intellectual property claims in the pending litigations against the Corporation.

         Status of Cases
         ---------------

         1.  AMD/Intel Technology Agreement Arbitration.  A 1982 technology
             ------------------------------------------
exchange agreement (the "1982 Agreement") between AMD and Intel has been the subject of a dispute which was submitted to Arbitration through the Superior Court of Santa Clara County, California and the matter is now at the California Supreme Court on appeal. The dispute centers around issues relating to whether Intel breached its agreement with AMD and whether that breach injured AMD, as well as the remedies available to AMD for such a breach.

     In February 1992, the Arbitrator awarded AMD several remedies including the following: a permanent, royalty-free, nonexclusive, nontransferable worldwide right to all Intel copyrights, patents, trade secrets and mask work rights, if any, contained in the then-current version of AMD's Am386 family of microprocessors; and a two-year extension, until December 31, 1997, of the copyright and patent rights granted to AMD. Intel appealed this decision as it relates to the technology award. On May 22, 1992, the Superior Court in Santa Clara County confirmed the Arbitrator's award and entered judgment in the Corporation's favor on June 1, 1992. Intel appealed the decision confirming the Arbitrator's award in state court. On June 4, 1993, the California Court of Appeal affirmed in all respects the Arbitrator's determinations that Intel breached the 1982 Agreement. However, the Court of Appeal held that the Arbitrator exceeded his powers in awarding to AMD a license to Intel intellectual property, if any, in AMD's Am386 microprocessor and in extending the 1976 Agreement between AMD and Intel by two years. As a result, the Court of Appeal ordered the lower court to correct the award to remove these rights and then confirm the award as so corrected.

     On September 2, 1993, the California Supreme Court granted the Corporation's petition for review of the California Court of Appeal decision that the Arbitrator exceeded his authority. The Corporation has requested that the California Supreme Court affirm the judgment confirming the Arbitrator's award to the Corporation, which includes the right to the Intel 386 microcode.

     If the California Supreme Court reverses the decision of the California Court of Appeal and affirms the Arbitrator's award, the Corporation would assert the Arbitrator's award as well as the verdicts in the 287 Microcode case discussed below as defenses against Intel's intellectual property claims in the 386 and 486 Microcode Litigations discussed below. If sustained, both these defenses could preclude Intel from continuing to pursue its pending intellectual property and related damages claims regarding the Am386 microprocessors, and the Arbitrator's award also could preclude claims respecting the Am486SX microprocessors. If the Supreme Court does not reverse the decision of the California Court of Appeal it could among other things: (i) decide to remand the matter for a new Arbitration proceeding either on the merits or solely on the issue of relief including the damages due to the Corporation, or (ii) order no further proceedings which would affirm the decision of the Court of Appeal and prevent AMD from using the Arbitration award as a defense in the 386 or 486 Microcode Litigations discussed below. The California Supreme Court is expected to decide the case by the end of 1994.

     The Corporation believes it has the right to use Intel technology to manufacture and sell AMD's microprocessor products based on a variety of factors, including: (i) the 1982 Agreement, (ii) the Arbitrator's award in the Arbitration which is pending review by the California Supreme Court, and (iii) the 1976 Agreement. An unfavorable decision by the California Supreme Court could materially adversely affect other AMD/Intel microcode legal proceedings discussed herein. Such matters involve multiple interrelated and complex issues of fact and law. The ultimate outcome of the AMD/Intel legal proceedings cannot presently be determined. Accordingly, no provision for any liability that may result upon the adjudication of the AMD/Intel legal proceedings has been made in the Corporation's financial statements.

         2.  287 Microcode Litigation.  (Case No. C-90-20237, N.D. Cal.)  On
             ------------------------
April 23, 1990, Intel Corporation filed an action against the Corporation in the U.S. District Court, Northern District of California, seeking an injunction and damages with respect to the Corporation's 80C287, a math coprocessor designed to function with the 80286. Intel's suit alleges several causes of action, including infringement of Intel copyright on the Intel microcode used in its 287 math coprocessor, mask work infringement, unfair competition by means of false advertising and unauthorized copying of the Intel 287 microcode by the third party developer of the AMD 80C287 microchips.

     In June 1992, a jury determined that the Corporation did not have the right to use Intel microcode in the 80C287. On December 2, 1992, the court denied the Corporation's request for declaratory relief to the effect it has the right, under the 1976 Agreement with Intel to distribute products containing Intel microcode. The Corporation filed a motion on February 1, 1993, for a new trial based upon the discovery of AMD of evidence improperly withheld by Intel at the time of trial.

     In April, 1993, the court granted AMD a new trial on the issue of whether the 1976 Agreement with Intel Corporation granted AMD a license to use Intel microcode in its products. The ruling vacated both an earlier jury verdict holding that the 1976 Agreement did not cover the rights to microcode contained in the Intel 80287 math coprocessor and the December 2, 1992 ruling (discussed above). A new trial commenced in January, 1994 and jury verdicts were returned in AMD's favor on March 10, 1994 finding that the 1976 Agreement granted AMD rights to sell microchips containing Intel microcodes. The court entered a judgment on the verdicts in AMD's favor on March 11, 1994. Prior to the jury's determination, AMD and Intel agreed that the jury's verdicts would be determinative of the question whether the 1976 Agreement grants AMD the right to copy microcodes contained in Intel microprocessors and peripheral microchips, including not only the 287 math co-processor, but generally as to all microprocessors and peripheral microchips, specifically including the 386 and 486 microprocessors.

     The impact of the ultimate outcome of the 287 Microcode Litigation is highly uncertain and dependent upon the scope and breadth of the final result in the case. A decision of broad scope could not only result in a damages award but also impact the Corporation's ability to continue to ship and produce its Am486 products or other microprocessor products containing any copyrighted Intel microcode. The Corporation's inability to ship such products could have an immediate, material adverse impact on the Corporation's results of operations and financial condition. The outcome of the 287 litigation could also materially impact the outcomes in the other AMD/Intel microcode legal proceedings. Such matters involve multiple interrelated and complex issues of fact and law. The ultimate outcome of the AMD/Intel legal proceedings cannot presently be determined. Accordingly, no provision for any liability that may result upon the adjudication of the AMD/Intel legal proceedings has been made in the Corporation's financial statements.

         3.  386 Microcode Litigation.  (Case No. A-91-CA-800, W.D. Texas and
             ------------------------
Case No. C-92-20039, N.D. Cal.) On October 9, 1991, Intel Corporation filed an action against the Corporation in the U.S. District Court for the Western District of Texas (Case No. A-91-CA-800, W.D. Texas), alleging the separate existence and copyrightability of the logic programming in a microprocessor and characterizing that logic as a "control program," and further alleging that the Corporation violated copyrights on this material and on the Intel microcode contained in the Am386 microprocessor. This action has been transferred to the U.S. District Court, Northern District of California (Case No. C-92-20039, N.D. Cal.). The complaint asserts claims for copyright infringement of what Intel describes as: (1) its 386 microprocessor microcode program and revised programs, (2) its control program stored in a 386 microprocessor programmable logic array and (3) Intel In-Circuit Emulation (ICE) microcode. The complaint seeks damages and injunctive relief arising out of the Corporation's development, manufacture and sale of its Am386 microprocessors and seeks a declaratory judgment as to the Intel/AMD license agreements (1976 and 1982 Agreements), including a claim for a declaratory judgment that AMD's license rights to Intel's microcodes expire on December 31, 1995, and that AMD may no longer sell product containing Intel microcode after that date. The monetary relief sought by Intel is unspecified. The Corporation has answered and counterclaimed seeking declaratory relief.

     The Corporation believes that Intel's microcode copyright claims are substantively the same as claims made in the 287 Microcode Litigation (Case No. C-90-20237, N.D. Cal.) (discussed above). Intel has also asserted that federal law prevents the Corporation from asserting as a defense the intellectual property rights that were awarded in the Intel Arbitration (discussed above). On October 29, 1992, the court in the 386 Microcode Litigation granted the Corporation's motion to stay further proceedings pending resolution of the state court Arbitration appeal. On December 28, 1993, the U.S. Court of Appeals for the Ninth Circuit reversed the stay order and the case was remanded for further proceedings. The Corporation will file a petition for writ of certiorari in the Supreme Court of the United States. If the petition is granted, AMD will move to have the mandate of the Ninth Circuit recalled and stayed pending a decision by the U.S. Supreme Court on the correctness of the trial court's order to stay. Meanwhile, the 386 case is no longer stayed and the Corporation expects Intel to argue that the Arbitration is not a defense in this action. As discussed above, the jury verdicts in the 287 case resolve the issue of whether AMD has the right to use Intel's microcodes in AMD's AM386 microprocessor. However, the Company expects Intel to argue that the verdicts do not resolve the claims in the 386 Microcode Litigation Act that AMD is not licensed to use (1) Intel's "control program" stored in Intel's 386 microprocessor's programmable logic array or (2) what Intel characterizes as "ICE microcode."

     An unfavorable final decision in the 386 Microcode Litigation could result in a material monetary damages award to Intel and/or preclude the Corporation from continuing to produce the Am386 and any other microprocessors which contain any copyrighted Intel microcode, either of which could have an immediate, material adverse impact on the Corporation's results of operations and financial condition. The AMD/Intel legal proceedings involve multiple interrelated and complex issues of fact and law. The ultimate outcome of such proceedings cannot presently be determined. Accordingly, no provision for any liability that may result upon the adjudication of the AMD/Intel legal proceedings has been made in the Corporation's financial statements.

         4.  486 Microcode Litigation.  (Case No. C-93-20301 PVT, N.D. Cal.)  On
             ------------------------
April 28, 1993, Intel Corporation filed an action against AMD in the U.S. District Court, Northern District of California, seeking an injunction and damages with respect to the Corporation's Am486 microprocessor. The suit alleges several causes of action, including infringement of various Intel copyrighted computer programs.

     Intel's Fourth Amended Complaint was filed on November 2, 1993. The Fourth Amended Complaint seeks damages and injunctive relief based on the following claims: (1) AMD's alleged copying and distribution of 486 "Processor Microcode Programs" and "Control Programs"; (2) AMD's alleged copying of 486 "Processor Microcode" as an intermediate step in creating proprietary microcodes for the AMD version of the 486. The Fourth Amended Complaint also seeks a declaratory judgment that (1) AMD has induced third party copyright infringement through encouraging third parties to import Am486-based products ("Third Party Inducement Claim"); (2) AMD's license rights to Intel microcode expire as of December 31, 1995 and AMD may no longer sell any products containing Intel microcode after that date ("License Expiration Claim"); (3) AMD's license rights to Intel microcodes do not extend to In-Circuit Emulation (ICE) microcode ("ICE Claim"); and (4) AMD is not licensed to authorize third parties to copy the Intel microcode ("Have Copied Claim"). Intel's Fourth Amended Complaint further seeks damages and injunctive relief based on AMD's alleged copying and distribution of Intel's "386 Processor Microcode Program" in AMD's 486SX microprocessor. The Corporation answered the complaint in January, 1994.

     On December 1, 1993, Intel moved for partial summary judgment on its claim for copyright infringement of what Intel terms its 486 ICE microcode. This motion was heard on March 1, 1994. The Court requested further briefing from the parties by March 9, 1994. The Court has not yet ruled and the motion remains under submission.

     By order dated December 21, 1993, the Court granted the Corporation's motion to stay Intel's claim that AMD's 486SX infringes Intel copyrights on its 386 microcode. In light of the Ninth Circuit decision discussed above in the 386 Microcode Litigation reversing the Court's order staying the case, the stay order in this action may be vacated and/or appealed and the litigation concerning this claim may proceed.

     AMD believes that the microcode copyright infringement claims made by Intel in the 486 Microcode Litigation are substantively the same as claims: (i) made in the 287 Microcode Litigation with regard to the Intel microcode, discussed above and (ii) made in the 386 Microcode Litigation with regard to AMD's rights to utilize the so-called Intel microcode, "control programs" and ICE microcode. Intel's License Expiration Claim contained in the 486 Microcode Litigation is also contained in the 386 but not the 287 Microcode Litigation.

     As discussed above, the jury verdicts in the 287 case resolve the issue whether AMD has the right to use Intel's microcode in AMD's Am486 microprocessor. The Company expects

Intel to argue that the verdicts do not resolve the claims in the 486 Microcode Litigation that AMD is not licensed to use (1) Intel's "control program" stored in Intel's 486 microprocessor's programmable logic array or (2) what Intel characterizes as "ICE microcode."

     An unfavorable decision in the 287 or the 486 Microcode Litigations could affect the Corporation's ability to continue to ship and produce its Am486DX products or, in the case of the 486 Microcode Litigation, could result in a material monetary damages award to Intel, either of which could have an immediate, material adverse impact on the Corporation's results of operations and financial condition. The AMD/Intel legal proceedings involve multiple interrelated and complex issues of fact and law. The ultimate outcome of such proceedings cannot presently be determined. Accordingly, no provision for any liability that may result upon the adjudication of the AMD/Intel legal proceedings has been made in the Corporation's financial statements.

         5.  Antitrust Case Against Intel.  On August 28, 1991, the Corporation
             ----------------------------
filed an antitrust complaint against Intel Corporation in the U.S. District Court for the Northern District of California (Case No. C-91-20541-JW-EAI), alleging that Intel engaged in a series of unlawful acts designed to secure and maintain a monopoly in iAPX microprocessor chips. The complaint alleges that Intel illegally coerced customers to purchase Intel chips through selective allocations of Intel products and tying availability of the Intel 80386 to purchases of other products from Intel, and that Intel filed baseless lawsuits against AMD in order to eliminate AMD as a competitor and intimidate AMD customers. The complaint requests significant monetary damages (which may be trebled), and an injunction requiring Intel to license the 80386 and 80486 to AMD, or other appropriate relief. On December 17, 1991, the Court dismissed certain of AMD's claims relating to Intel's past practices on statute of limitations grounds. Intel filed a motion for partial summary judgment on a single AMD claim that Intel filed a baseless trademark lawsuit against AMD and this motion has been granted. The trial date of October 4, 1994 has been vacated and no new date has been set. With the Court's permission, AMD filed an amended complaint on March 9, 1994, alleging monopolization and attempted monopolization by Intel in connection with the sale of the 286, 386, 486 and Pentium microprocessors.


         6.  Business Interference Case Against Intel.  On November 12, 1992,
             ----------------------------------------
the Corporation filed a proceeding against Intel in the Superior Court of Santa Clara County, California (Case No. 726343), for tortious interference with prospective economic advantage, violation of California's Unfair Competition Act, breach of contract and declaratory relief arising out of Intel's efforts to require AMD's customers to pay to Intel patent royalties if they purchased 386 and 486 microprocessors from AMD. The patent involved, referred to as the Crawford '338 patent, covers various aspects of how the Intel 386 microprocessor, the Intel 486 microprocessor and future X86 processors manage memory and how these microprocessors generate memory pages and page tables when combined with external memory and multi-tasking software such as Microsoft(Registered Trademark) Windows(Trademark), OS/2(Registered Trademark) or UNIX(Registered Trademark). The action was subsequently removed to the Federal District Court where AMD amended its complaint to include causes of action for violation of the Lanham Act and a declaration of patent invalidity and unenforceability. The complaint alleges that Intel is demanding royalties for the use of the Intel patents from the Corporation's customers, without informing the Corporation's customers that the Corporation's license arrangement with Intel protects the Corporation's customers from an Intel patent infringement lawsuit. No royalties for the license are charged to customers who purchase these microprocessors from Intel. This case is presently stayed pending resolution of the International Trade Commission Proceeding, discussed next.

         7.  International Trade Commission Proceeding.  The United States
             -----------------------------------------
International Trade Commission Proceeding (the "ITC Proceeding") (Investigation No. 337-TA-352) was filed by Intel Corporation on May 7, 1993, against two respondents, Twinhead International and its U.S. subsidiary, Twinhead Corporation. Twinhead is a Taiwan-based manufacturer which is a customer of both AMD and Intel. Twinhead purchases microprocessors from AMD and Intel, and incorporates these microprocessors into computers sold by Twinhead. Intel claims that the respondents induce computer end-users to infringe on what is known as the Crawford '338 patent when the computers containing AMD microprocessors are used with multi-tasking software such as Windows, Unix or OS/2. Intel seeks a permanent exclusion order from entry into the United States of certain Twinhead personal computers and an order directing Twinhead to cease and desist from demonstrating, testing or otherwise using such computers in the United States.

     AMD's dispute with Intel in the Intel Business Interference Case (Case No. C-92-20789, N.D. Cal) (discussed above) requests a declaration that the Crawford '338 patent is invalid; accordingly, AMD intervened in the ITC Proceeding as a real party in interest by filing a motion with the ITC to intervene on the side of the respondents. On July 2, 1993, the ITC granted AMD's motion to intervene in the ITC Proceeding on the side of respondents and to participate fully in all proceedings as a party. The Corporation has vigorously contested the relief Intel seeks. Any decision by an administrative judge would then be confirmed or not be confirmed by the International Trade Commission (ITC).

     On February 4, 1994, the Corporation filed a motion to suspend immediately and thereafter to terminate the ITC proceeding on the ground that Intel is collaterally estopped from pursuing the relief it seeks by reason of a judgment soon to be entered in favor of Cyrix Corporation (also an intervenor in the ITC Proceeding) and against Intel in a trial involving the Crawford '338 patent in Texas federal court. Intel opposed the motion, and filed a motion of its own requesting that the ITC proceeding be suspended, not terminated, pending appellate review of the Cyrix Judgment. On February 22, 1994, the ITC Administrative Law Judge granted AMD's motion to suspend, and indicated his intent to grant AMD's request to terminate the ITC Proceeding upon entry of the judgment in the Texas federal court. The Judge denied Intel's motion to suspend the ITC Proceeding until its appeal of the judgment in favor of Cyrix has been resolved.

     An unfavorable outcome before the ITC could have an adverse effect on the Corporation's ability to sell microprocessors to Twinhead and other computer manufacturers in

Taiwan and potentially, other countries. An unfavorable outcome could have an immediate, material adverse impact on the Corporation's results of operations and financial condition.

     B.  Other
         -----

         1.  In Re Advanced Micro Devices Securities Litigation.  Between
             --------------------------------------------------
September 8 and September 10, 1993, five class actions were filed, purportedly on behalf of purchasers of the Corporation's stock, alleging that the Corporation and various of its officers and directors violated Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, 15 U.S.C. (S)(S) 78j(b) and 78t(a), respectively, and Rule 10b-5 promulgated thereunder, 17 C.F.R. (S) 240.10b-5, by issuing allegedly false and misleading statements about the Corporation's development of its 486SX personal computer microprocessor products, and the extent to which that development process included access to Intel's 386 microcode. Some or all of the complaints alleged that the Corporation's conduct also constituted fraud, negligent misrepresentations and violations of the California Corporations Code.

     By order dated October 13, 1993, these five cases, as well as any cases that might be subsequently filed, were consolidated under the caption "In Re Advanced Micro Devices Securities Litigation," with the lead case for the consolidated actions being Samuel Sinay v. Advanced Micro Devices, Inc., et al.
                           ----------------------------------------------------
(No. C-93-20662-JW, N.D. Cal). A consolidated amended class action complaint was filed on December 3, 1993, containing all the claims described above and additional allegations that the Corporation made false and misleading statements about its revenues and earnings during the third quarter of its 1993 fiscal year as well as about potential foundry arrangements. The amended complaint seeks damages in an unspecified amount. On January 14, 1994, the Company filed a motion to dismiss various claims in the amended and consolidated class action complaint. The motion to dismiss was scheduled for hearing on March 25, 1994, but has been taken off calendar pending preliminary settlement negotiations. The Company has responded to initial document requests and interrogatories and has begun document production. No depositions have been taken. This case is in the early stage of discovery. The Corporation believes the ultimate outcome of this litigation will not have a material adverse effect upon the financial condition of the Corporation.

         2.  George A. Bilunka, et al. v. Sanders, et al. (93-20727JW, N.D.

             --------------------------------------------
Cal.). On September 30, 1993, an AMD shareholder, George A. Bilunka, purported to commence an action derivatively on the Corporation's behalf against all of the Corporation's directors and certain of the Corporation's officers. The Corporation is named as a nominal defendant. This purported derivative action essentially alleges that the individual defendants breached their fiduciary duties to the Corporation by causing, or permitting, the Corporation to make allegedly false and misleading statements described in In re Advanced Micro
                                                       --------------------
Devices Securities Litigation above about the Corporation's development of its
- -----------------------------
486SX personal computer microprocessor products, and the extent to which that development process included access to Intel's 386 microcode. This action alleges that a pre-suit demand on the Corporation's Board of Directors would have been futile because of alleged director involvement. Damages are sought against the individual defendants in an unspecified amount.

     On November 10, 1993, the Corporation, as nominal defendant, filed a motion to dismiss the action for failure to make a demand upon the Corporation's Board of Directors. The plaintiff then filed an amended derivative complaint on December 17, 1993. The Corporation again moved to dismiss the complaint. The motion was heard on February 4, 1994, and on March 1, 1994 the Court granted in part and denied in part the motion. Proceedings in this case, which the Court has ordered to be coordinated with the consolidated securities class actions, are generally in abeyance pending settlement negotiations. The Corporation believes that the ultimate outcome of this litigation will not have a material adverse effect upon the financial condition of the Corporation.

         3.  SEC Investigation.  The Securities and Exchange Commission ("SEC")
             -----------------
has notified the Corporation that it is conducting an informal investigation of the Corporation regarding the Corporation's disclosures about the development of its AM486SX products. See Items 1 and 2 of Section I(B) hereof. The Company is cooperating fully with the SEC.

         4.  Other Matters.  The Corporation is a defendant or plaintiff in
             -------------
various other actions which arose in the normal course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the financial condition or the results of operations of the Corporation.

  Item 7.    Financial Statements and Exhibits.
  ---------------------------------------------

   Exhibits.
   ---------
      99.1   Judgment entered March 11, 1994 in 287 Microcode Litigation

      99.2   Jury Verdicts dated March 10, 1994 in 287 Microcode Litigation

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADVANCED MICRO DEVICES, INC.
                                              (Registrant)


                                            /s/ Larry R. Carter
Date:  March 22, 1994                   By:____________________________________
                                           Larry R. Carter
                                           Vice President and
                                           Corporate Controller

                                 Exhibit Index
                                 -------------

                                                                      Sequential
                                                                       Page No.
                                                                      ----------


99.1    Judgment entered March 11, 1994 in 287 Microcode Litigation       13

99.2    Jury verdicts dated March 10, 1994 in 287 Microcode Litigation    14